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                       SUB-INVESTMENT ADVISORY AGREEMENT

                               ________ __, 1997

Abbott Capital Management, L.L.C.
50 Rowes Wharf
Boston, MA  02110

Dear Sirs:

                  Warburg Pincus Trust, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), an open-end, management investment company (the "Trust"), on behalf of the Post-Venture Capital Portfolio (the "Portfolio"), and Warburg, Pincus Counsellors, Inc., as investment adviser to the Portfolio ("Warburg"), herewith confirms their agreement with Abbott Capital Management, L.L.C. (the "Sub-Adviser") as follows:

        1.     Investment Description; Appointment

                  The Trust desires to employ the capital of the Portfolio by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Trust's Declaration of Trust, as may be amended from time to time (the "Declaration of Trust"), and in the Prospectuses and Statement of Additional Information, relating to the Portfolio as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Prospectus, SAI and Declaration of Trust have been or will be submitted to the Sub-Adviser. The Trust agrees to provide the Sub-Advisor copies of all amendments to the Prospectus and SAI on an on-going basis. The Trust employs Warburg as its investment adviser to the Portfolio. Warburg desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

        2.     Services as Sub-Investment Adviser

                  (a) Subject to the supervision and direction of Warburg, the Sub-Adviser will provide investment advisory assistance and portfolio management advice to the Portfolio in accordance with (a) the Declaration of Trust, (b) the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations and (c) the Portfolio's investment objective and policies as stated in the Prospectus and
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SAI and investment parameters provided by Warburg from time to time. In connection therewith, the Sub-Adviser will:

                       (i) determine whether to purchase, retain or sell interests in United States or foreign private investment vehicles that themselves invest in debt and equity securities of companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts ("Investments"). The Sub-Adviser is hereby authorized to execute, or place orders for the execution of, all Investments on behalf of the Portfolio;

                       (ii) assist the custodian and accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the Prospectus and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by the Sub-Adviser;

                       (iii) monitor the execution of orders for the purchase or sale of Investments and the settlement and clearance of those orders;

                       (iv) exercise voting rights in respect of Investments;
        and

                       (v) provide reports to the Trust's Board of Trustees for consideration at quarterly meetings of the Board on the Investments and furnish Warburg and the Trust's Board of Trustees with such periodic and special reports as the Trust or Warburg may reasonably request.

               (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

        3. Execution of Transactions

               (a) The Sub-Adviser will not effect orders for the purchase or sale of securities on behalf of the Portfolio through brokers or dealers as agents.

               (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this


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Agreement. The Trust and Warburg further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

               (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Portfolio and to such other clients. The Sub-Adviser shall provide to Warburg and the Portfolio all information reasonably requested by Warburg and the Portfolio relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Portfolio and the Sub-Adviser's other investment advisory clients.

               (d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

        4. Disclosure Regarding the Sub-Adviser

               (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Trust's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

               (b) The Sub-Adviser agrees to notify Warburg and the Trust promptly of any (i) statement about the Sub-Adviser contained in the Trust's registration statement that becomes untrue in any material respect or (ii) omission of a material fact about the Sub-Adviser in the Trust's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading or (iii) any

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reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

               (c) Prior to the Trust or Warburg or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser, the Sub-Adviser shall have the right to approve the general advertising or promotional plan pursuant to which such literature or material is being utilized or distributed; provided that the Sub-Adviser shall be deemed to have approved such advertising or plan if it has not objected to its use within ten (10) business days after such material has been sent to it. The Trust or Warburg will use all reasonable efforts to ensure that all advertising, sales and promotional material used or distributed by or on behalf of the Trust or Warburg that refers to the Sub-Adviser will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

               (d) The Sub-Adviser has supplied Warburg and the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply Warburg, promptly upon preparation thereof, copies of all amendments or restatements of such document.

        5.     Certain Representations and
               Warranties of the Sub-Adviser

               (a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

               (b) The Sub-Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Portfolio's assets it will use all reasonable efforts to adhere to the Portfolio's investment objectives, policies and restrictions contained therein.

        6. Compliance

               (a) The Sub-Adviser agrees that it shall promptly notify Warburg and the Trust (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services

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under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Portfolio's assets, the Portfolio's investment portfolio has ceased to adhere to the Portfolio's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

               (b) Warburg agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured Warburg or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked Warburg's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

               (c) The Trust and Warburg shall be given access to the records of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Portfolio, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Portfolio and Warburg and their representatives in connection with any such monitoring efforts.

        7. Books and Records

               (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to either Warburg or the Trust any of such records upon the request of either of them. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

               (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust and the Portfolio are being conducted in a manner consistent with applicable laws and regulations.


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        8.     Provision of Information;
               Proprietary and Confidential Information


               (a) Warburg agrees that it will furnish to the Sub-Adviser information related to or concerning the Portfolio that the Sub-Adviser may reasonably request.

               (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Portfolio, Warburg and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

               (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Trust, the Portfolio, Warburg or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Trust or Warburg, as applicable.

        9.      Standard of Care

               The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Portfolio or Warburg in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Trust, the Portfolio, or Warburg or to shareholders of the Trust or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Trust and Warburg understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Trust or the Portfolio by reason of such reliance of the Sub-Adviser.

        10.    Indemnification

               (a) The Sub-Adviser agrees to indemnify and hold harmless the Trust, the Portfolio, Warburg, any affiliate


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thereof, and each person, if any, who, within the meaning of Section 15 of the
Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") any or all of the Trust, the Portfolio and Warburg (all of such persons being referred to as "Portfolio Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Portfolio Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code")or under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Portfolio which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Sub-Adviser, or any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (ii) may be based upon a failure to comply with paragraph 5(b) of this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact about the Sub-Adviser contained in the registration statement covering the shares of the Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact about the Sub-Adviser known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to Warburg, the Trust, the Portfolio or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Portfolio Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.


               (b) The Trust agrees to indemnify and hold harmless the Sub-Adviser, any of its affiliates, and each controlling person, if any, of the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code or under any other statute, at common law or otherwise, which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Trust, the Portfolio or Warburg, or any of their respective employees or representatives, or any affiliate of or any person acting on behalf of the Trust, the Portfolio or Warburg, (ii) may be based upon a failure by the Trust, the Portfolio or Warburg to comply with this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement covering the shares of the Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Trust and was required to be stated therein or


                                      -7-
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necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to Warburg, the Trust, the Portfolio or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Sub-Adviser Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (c) A party (the "Indemnifying Person") shall not be liable under paragraphs 10(a) or 10(b) herein with respect to any claim made against any Portfolio Indemnified Person or Sub-Adviser Indemnified Person, as applicable
(a Portfolio Indemnified Person and a Sub-Adviser Indemnified Person may be referred to in this paragraph 10(c) as an "Indemnified Person"), unless such Indemnified Person shall have notified the Indemnifying Person in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Indemnified Person (or after such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability which it may have to any Indemnified Person against whom such action is brought otherwise than on account of this paragraph 10. In case any such action is brought against any Indemnified Person, the Indemnifying Person will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the Indemnifying Person assumes the defense of any such action and the selection of counsel by the Indemnifying Person to represent the Indemnifying Person and the Indemnified Person would result in a conflict of interests and therefore would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the Indemnifying Person will, at its own expense, assume the defense with counsel to the Indemnifying Person and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the Indemnifying Person and to the Indemnified Person. The Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Person shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Indemnifying Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Indemnified Person if such compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.


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        11.    Compensation

               In consideration of the services rendered pursuant to this Agreement, Warburg will pay the Sub-Adviser a quarterly fee calculated at an annual rate of 1.00% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of this Agreement to the end of the quarter during which this Agreement commenced shall be prorated according to the proportion that such period bears to the full quarterly period. Such fee shall be paid by Warburg to the Sub-Adviser within ten (10) business days after the last day of each quarter or, upon termination of this Agreement before the end of a quarter, within ten (10) business days after the effective date of such termination. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. For the purpose of determining fees payable to the Sub-Adviser, the value of the Investments shall be computed in the manner specified in the Prospectus or SAI. The Sub-Adviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to Warburg for payment of fees due.

        12.    Expenses

               (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Portfolio's expenses listed in paragraph 12(b).

               (b) The Portfolio will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Trust, Warburg or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Portfolio and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.


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        13.    Term of Agreement

               This Agreement shall commence on the date first written above and shall continue until April 17, 1998, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by Warburg on 60 (sixty) days' written notice to the Portfolio and the Sub-Adviser, (ii) by the Board of Trustees of the Trust or by vote of holders of a majority of the Portfolio's shares on 60 (sixty) days' written notice to Warburg and the Sub-Adviser, or
(iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Trust and Warburg. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Portfolio kept by the Sub-Adviser shall promptly be returned to Warburg or the Trust, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8, 9 and 10 shall remain in effect.

        14.    Amendments

               No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Portfolio and (b) the Board of Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

        15.    Notices

               All communications hereunder shall be given (a) if to the Sub-Adviser, to Abbott Capital Management, L.L.C., 1330 Avenue of the Americas, Suite 2800, New York, New York 10019 (Attention: Raymond L. Held), telephone:
(212) 757-2700, telecopy: (212) 757-0835, (b) if to Warburg, to Warburg, Pincus Counsellors, Inc., 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Eugene P. Grace), telephone: (212) 878-0600, telecopy: (212) 878-9351, and (c) if to the Portfolio, to Warburg Pincus Trust,

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c/o Warburg Pincus Funds, 466 Lexington Avenue, New York, New York 10017-3147,
telephone: (212) 878-0600, telecopy: (212) 878-9351 (Attention: President).

        16.    Choice of Law

               This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

        17.    Miscellaneous

               (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

               (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

               (c) Nothing herein shall be construed to make the Sub-Adviser an agent of Warburg, the Trust or the Portfolio.

               (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.



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               Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                            Very truly yours,

                                            WARBURG, PINCUS COUNSELLORS, INC.


                                            By: ________________________________


                                            WARBURG PINCUS TRUST


                                            By: ________________________________
                                                      President

Accepted:

ABBOTT CAPITAL MANAGEMENT, L.L.C.

By: _______________________________

    Title:



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                        SUB-INVESTMENT ADVISORY AGREEMENT

                                ________ __, 1997


Abbott Capital Management, L.P.
50 Rowes Wharf
Boston, MA  02110

Dear Sirs:

               Warburg Pincus Trust, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), an open-end, management investment company (the "Trust"), on behalf of the Post-Venture Capital Portfolio (the "Portfolio"), and Warburg, Pincus Counsellors, Inc., as investment adviser to the Portfolio ("Warburg"), herewith confirms their agreement with Abbott Capital Management, L.P. (the "Sub-Adviser") as follows:

        1.     Investment Description; Appointment

               The Trust desires to employ the capital of the Portfolio by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Trust's Declaration of Trust, as may be amended from time to time (the "Declaration of Trust"), and in the Prospectuses and Statement of Additional Information, relating to the Portfolio as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Prospectus, SAI and Declaration of Trust have been or will be submitted to the Sub-Adviser. The Trust agrees to provide the Sub-Advisor copies of all amendments to the Prospectus and SAI on an on-going basis. The Trust employs Warburg as its investment adviser to the Portfolio. Warburg desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

        2.      Services as Sub-Investment Adviser

               (a) Subject to the supervision and direction of Warburg, the Sub-Adviser will provide investment advisory assistance and portfolio management advice to the Portfolio in accordance with (a) the Declaration of Trust, (b) the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations and (c) the Portfolio's investment objective and policies as stated in the Prospectus and




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SAI and investment parameters provided by Warburg from time to time. In connection therewith, the Sub-Adviser will:

                       (i) determine whether to purchase, retain or sell interests in United States or foreign private investment vehicles that themselves invest in debt and equity securities of companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts ("Investments"). The Sub-Adviser is hereby authorized to execute, or place orders for the execution of, all Investments on behalf of the Portfolio;

                       (ii) assist the custodian and accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the Prospectus and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by the Sub-Adviser;

                       (iii) monitor the execution of orders for the purchase or sale of Investments and the settlement and clearance of those orders;

                       (iv) exercise voting rights in respect of Investments;
        and

                       (v) provide reports to the Trust's Board of Trustees for consideration at quarterly meetings of the Board on the Investments and furnish Warburg and the Trust's Board of Trustees with such periodic and special reports as the Trust or Warburg may reasonably request.

               (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

        3.      Execution of Transactions

               (a) The Sub-Adviser will not effect orders for the purchase or sale of securities on behalf of the Portfolio through brokers or dealers as agents.

               (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Trust and Warburg further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this

Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

               (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Portfolio and to such other clients. The Sub-Adviser shall provide to Warburg and the Portfolio all information reasonably requested by Warburg and the Portfolio relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Portfolio and the Sub-Adviser's other investment advisory clients.

               (d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

        4.      Disclosure Regarding the Sub-Adviser

               (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Trust's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

               (b) The Sub-Adviser agrees to notify Warburg and the Trust promptly of any (i) statement about the Sub-Adviser contained in the Trust's registration statement that becomes untrue in any material respect or (ii) omission of a material fact about the Sub-Adviser in the Trust's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

               (c) Prior to the Trust or Warburg or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser, the Sub-Adviser shall have the right to approve the general advertising or promotional plan pursuant to which such literature or material is being utilized or distributed; provided that the Sub-Adviser shall be deemed to have approved such advertising or plan if it has not objected to its use within ten (10) business days after such material has been sent to it. The Trust or Warburg will use all reasonable efforts to ensure that all advertising, sales and promotional material used or distributed by or on behalf of the Trust or Warburg that refers to the Sub-Adviser will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

               (d) The Sub-Adviser has supplied Warburg and the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply Warburg, promptly upon preparation thereof, copies of all amendments or restatements of such document.

        5.     Certain Representations and
               Warranties of the Sub-Adviser

               (a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

               (b) The Sub-Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Portfolio's assets it will use all reasonable efforts to adhere to the Portfolio's investment objectives, policies and restrictions contained therein.

        6.     Compliance

               (a) The Sub-Adviser agrees that it shall promptly notify Warburg and the Trust (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Portfolio's assets, the Portfolio's investment portfolio has ceased to adhere to the Portfolio's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

               (b) Warburg agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured Warburg or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked Warburg's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

               (c) The Trust and Warburg shall be given access to the records of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Portfolio, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Portfolio and Warburg and their representatives in connection with any such monitoring efforts.

        7.     Books and Records

               (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to either Warburg or the Trust any of such records upon the request of either of them. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

               (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust and the Portfolio are being conducted in a manner consistent with applicable laws and regulations.

        8.     Provision of Information;
               Proprietary and Confidential Information

               (a) Warburg agrees that it will furnish to the Sub-Adviser information related to or concerning the Portfolio that the Sub-Adviser may reasonably request.

               (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Portfolio, Warburg and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

               (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Trust, the Portfolio, Warburg or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Trust or Warburg, as applicable.

        9.     Standard of Care

               The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Portfolio or Warburg in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Trust, the Portfolio, or Warburg or to shareholders of the Trust or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Trust and Warburg understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Trust or the Portfolio by reason of such reliance of the Sub-Adviser.

        10.    Indemnification

               (a) The Sub-Adviser agrees to indemnify and hold harmless the Trust, the Portfolio, Warburg, any affiliate thereof, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") any or all of the Trust, the Portfolio and Warburg (all of such persons being referred to as "Portfolio Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Portfolio Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") or under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Portfolio which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Sub-Adviser, or any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (ii) may be based upon a failure to comply with paragraph 5(b) of this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact about the Sub-Adviser contained in the registration statement covering the shares of the Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact about the Sub-Adviser known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to Warburg, the Trust, the Portfolio or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Portfolio Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (b) The Trust agrees to indemnify and hold harmless the Sub-Adviser, any of its affiliates, and each controlling person, if any, of the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code or under any other statute, at common law or otherwise, which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Trust, the Portfolio or Warburg, or any of their respective employees or representatives, or any affiliate of or any person acting on behalf of the Trust, the Portfolio or Warburg, (ii) may be based upon a failure by the Trust, the Portfolio or Warburg to comply with this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement covering the shares of the Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Trust and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to Warburg, the Trust, the Portfolio or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Sub-Adviser Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (c) A party (the "Indemnifying Person") shall not be liable under paragraphs 10(a) or 10(b) herein with respect to any claim made against any Portfolio Indemnified Person or Sub-Adviser Indemnified Person, as applicable
(a Portfolio Indemnified Person and a Sub-Adviser Indemnified Person may be referred to in this paragraph 10(c) as an "Indemnified Person"), unless such Indemnified Person shall have notified the Indemnifying Person in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Indemnified Person (or after such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability which it may have to any Indemnified Person against whom such action is brought otherwise than on account of this paragraph 10. In case any such action is brought against any Indemnified Person, the Indemnifying Person will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the Indemnifying Person assumes the defense of any such action and the selection of counsel by the Indemnifying Person to represent the Indemnifying Person and the Indemnified Person would result in a conflict of interests and therefore would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the Indemnifying Person will, at its own expense, assume the defense with counsel to the Indemnifying Person and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the Indemnifying Person and to the Indemnified Person. The Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Person shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Indemnifying Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Indemnified Person if such compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

        11.    Compensation

               In consideration of the services rendered pursuant to this Agreement, Warburg will pay the Sub-Adviser a quarterly fee calculated at an annual rate of 1.00% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of this Agreement to the end of the quarter during which this Agreement commenced shall be prorated according to the proportion that such period bears to the full quarterly period. Such fee shall be paid by Warburg to the Sub-Adviser within ten (10) business days after the last day of each quarter or, upon termination of this Agreement before the end of a quarter, within ten (10) business days after the effective date of such termination. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. For the purpose of determining fees payable to the Sub-Adviser, the value of the Investments shall be computed in the manner specified in the Prospectus or SAI. The Sub-Adviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to Warburg for payment of fees due.

        12.    Expenses

               (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Portfolio's expenses listed in paragraph 12(b).

               (b) The Portfolio will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Trust, Warburg or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Portfolio and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

        13.    Term of Agreement

               This Agreement shall commence on the date first written above and shall continue until April 17, 1998, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by Warburg on 60 (sixty) days' written notice to the Portfolio and the Sub-Adviser, (ii) by the Board of Trustees of the Trust or by vote of holders of a majority of the Portfolio's shares on 60 (sixty) days' written notice to Warburg and the Sub-Adviser, or
(iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Trust and Warburg. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Portfolio kept by the Sub-Adviser shall promptly be returned to Warburg or the Trust, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8, 9 and 10 shall remain in effect.

        14.    Amendments

               No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Portfolio and (b) the Board of Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

        15.    Notices

               All communications hereunder shall be given (a) if to the Sub-Adviser, to Abbott Capital Management, L.P., 1330 Avenue of the Americas, Suite 2800, New York, New York 10019 (Attention: Raymond L. Held), telephone:
(212) 757-2700, telecopy: (212) 757-0835, (b) if to Warburg, to Warburg, Pincus Counsellors, Inc., 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Eugene P. Grace), telephone: (212) 878-0600, telecopy: (212) 878-9351, and (c) if to the Portfolio, to

Warburg Pincus Trust, c/o Warburg Pincus Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy: (212) 878-9351
(Attention: President).

        16.    Choice of Law

               This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

        17.    Miscellaneous

               (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

               (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

               (c) Nothing herein shall be construed to make the Sub-Adviser an agent of Warburg, the Trust or the Portfolio.

               (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

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


           Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                            Very truly yours,

                                            WARBURG, PINCUS COUNSELLORS, INC.


                                            By: ________________________________

                                            WARBURG PINCUS TRUST


                                            By: ________________________________
                                                      President

Accepted:

ABBOTT CAPITAL MANAGEMENT, L.P.

By: _______________________________

    Title:

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